j2 Global®

Investors Presentation

(Based on Second Quarter 2012 Results)
August 1, 2012

Cloud Services for Business

j2. eFax® eVoice® FuseMail® campaigner™ KeepItSafe® onebox®

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the "2012 Guidance" slides. These forward-looking statements are based on management's expectations or beliefs as of August 1, 2012 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Readers should carefully review the Risk Factors slide of this presentation. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per user
- Cloud service growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending
- Intellectual property
- Liquidity
- Network capacity, coverage, reliability and security
- Regulatory developments
- Taxes

All information in this presentation speaks as of August 1, 2012 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; Inability to repay or refinance debt when due; and Restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value added and telecom taxes
- Inability to maintain required network of contracts on acceptable terms with financially stable telecom, co-location and other critical vendors
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from other similar providers with regard to price, service and functionality
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Enactment of burdensome telecommunications, Internet, or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify our service offerings and related revenues at acceptable levels of return-on-investment
- Inadequate intellectual property protection, expiration of key patents or violations of third party intellectual property rights
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on February 28, 2012 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Financial Highlights

Q2 2012 GAAP & Non-GAAP Results

	Q2 2012 GAAP		Q2 2012 Non-GAAP	
	$	Margin	$	Margin
Revenues	$89.5M		$89.5M	
Gross Profit/Margin (1)	$73.3M	81.9%	$73.5M	82.1%
Operating Profit/Margin (1)	$40.0M	44.7%	$42.2M	47.2%
EPS (1)	$0.67/Share		$0.70/Share	
Free Cash Flow (2)			$45.6M	
Cash and Investments	$206.8M			

(1) Non-GAAP earnings per diluted share excludes share-based compensation, associated payroll taxes and gain on sale of certain investment, in each case net of tax. See slide 18 for a reconciliation to GAAP.

(2) See slide 17 for computation and reconciliation of free cash flow. Free cash flow is defined as net cash from operating activities; less purchases of property, plant and equipment; plus excess tax benefit (deficiency) from share-based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

j2 Update

Lowest Cancel Rate

- Cancel Rate at Historical Low
- Improving Year-over-Year Cancel Rate
- Cancel Rate Reduction of 0.1% saves almost $1.7M in annual customer acquisition cost



Cancel Rate (1)
3.5%
3.3%
3.0%
2.8%
2.5%
2.3%
2.0%
3.5%
2.8%
2.6%
2.4%
3.3%
2.6%
2.4%
2.3%
Record Low
3.1%
2.6%
2.5%
3.0%
2.7%
2.6%
Q1
Q2
Q3
Q4
2009
2010
2011
2012

(1) Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively canceled and reactivated within the same calendar month) and DIDs related to enterprise customers beginning with their first day of service, calculated monthly and expressed here as an average over the three months of the quarter.

j2 eFax® eVoice® FuseMail® campaigner™ KeepItSafe® onebox®

Diversifying Revenue

- Diversifying Revenue Mix by Source and Service
- Fixed Revenue Mix is up - More Guaranteed
- Non-fax Business $78MM Annual Run-Rate and Growing, a 39% Increase vs. Q2 2011 $56MM Annual Run-Rate

Revenue Breakdown - Q2 2012 vs. Q2 2011



CRM 1%
Backup 1%
Backup 1%
100%
80%
60%
40%
20%
0%
Variable 19%
Variable 18%
Fixed 81%
Fixed 82%
Email 5%
Voice 10%
Fax 84%
Email 5%
Voice 14%
Fax 78%
Q2 2011
Q2 2012
By Source
Q2 2011
Q2 2012
By Service Type

j2 eFax eVoice FuseMail campaigner KeepItSafe onebox

Rationale Behind $250MM Raise

- First Opportunity to Access the High Yield Market
  - Size of j2
  - Ability to demonstrate M&A success on a large scale (Protus®)
- Capital with an 8 Year Tenor
- Attractive Market Conditions
- Interest Rates at Historic Lows (net effective after tax rate of < 5.0%)
- Positions j2 to Access an Additional Market for Capital
  - Banks
  - High Yield
  - Equity and equity related
- Positions j2 for Additional Sizeable M&A

2012 Financial Outlook

Senior Unsecured Notes Summary Terms

- Issued $250 Million of 8.000% in Senior Notes due 2020 in a Private Placement
- Net Proceeds for General Corporate Purposes, which may include Acquisitions

Issuer:	j2 Global, Inc. ("j2" or the "Issuer")
Issue:	Senior Unsecured Notes
Amount:	$250 million
Use of Proceeds:	General corporate purposes, which may include acquisitions
Guarantors:	All existing and future direct and indirect domestic subsidiaries of the Issuer (other than insignificant subsidiaries); all of the Issuer's existing domestic subsidiaries are insignificant on the issue date
Security:	None
Maturity:	8 years (2020)
Optional Repayments:	Non-Callable for the first 4 years
Ranking:	*Pari passu* with all existing and future senior indebtedness and senior to all existing and future senior subordinated indebtedness
Change of Control:	101% of principal amount plus accrued interest
Covenants:	High yield incurrence-based covenants for; (1) Additional Debt, (2) Liens (3) Restricted Payments
Distribution:	144A with registration rights

Pro Forma Capitalization & Ratios

	$250 Million Senior Unsecured Notes			
	6/30/2012 Actual	Adjustment	6/30/2012 Pro Forma	% of Total
Total Cash & Investments	$ 206.8	$ 243.5	$ 450.3	
Total Debt	$ -	$ 250.0	$ 250.0	15.5%
Total Market Capitalization [1]	$ 1,364.5	$ -	$ 1,364.5	84.5%
EBITDA - LTM 6/30/12 [2]	$ 183.2		$ 183.2	
Ratios				
Leverage Ratio - Net Debt / EBITDA LTM	--x		1.36x	
Fixed Charge Ratio - EBITDA LTM / Interest Expense	--x		8.8x	
Lien Debt	--x		--x	

Covenants

Restricted Payments are Limited if Leverage Ratio is greater than 1.75
Fixed Charge Ratio - Must not be less than 2.0 to 1.0 to incur additional debt
Lien Debt - Leverage ratio must not be less than 2.0 to 1.0

Note: Dollars in millions.
(1) Market value of equity based on a closing share price of $29.93 as of 7/31/12 and total diluted shares outstanding of 45.6mm.
(2) Adjusted for share-based compensation, non-recurring expenses. See slide 17 for a reconciliation of EBITDA to Net Income, the most directly comparable GAAP measure. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

2012 Guidance Reaffirming

	Guidance
Revenues	$345M - $365M
Non-GAAP EPS (1)	~ equal to 2011

(1) Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, net of tax. It is anticipated that the normalized tax rate for 2012 (exclusive of the release of reserves for uncertain tax positions) will be between 24% and 26%.

Quarterly Dividend

Timing

- Record Date – August 13th
- Payment Date - August 29th

Payment Amount

- $0.22 Per Share
- ~ $10M of Cash Paid Quarterly

Supplemental Information

Metrics

		2010				2011				2012	
		Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Total GAAP Revenues [1]	(in Thousands)	$60,280	$61,311	$62,778	$71,025	$73,384	$85,676	$86,026	$85,072	$86,652	$89,465
Adjustment		$0	$0	$0	$0	$10,326	$0	$0	$0	$0	$0
Total Non GAAP Revenues		$60,280	$61,311	$62,778	$71,025	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465
Fixed Subscriber Revenues	(in Thousands)	$48,869	$49,467	$50,268	$56,871	$67,801	$69,222	$70,364	$69,513	$70,227	$72,187
Variable Subscriber Revenues		10,678	11,093	11,798	13,448	15,393	16,076	15,257	14,652	14,598	15,884
Subscriber Revenues		$59,547	$60,559	$62,066	$70,319	$83,194	$85,298	$85,622	$84,165	$84,825	$88,071
Other Revenues		733	751	712	706	516	378	405	907	1,827	1,394
Total Revenues		$60,280	$61,311	$62,778	$71,025	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465
DID - Based Revenues		$57,435	$58,201	$59,585	$66,804	$77,432	$79,544	$79,856	$78,398	$78,561	$81,620
Non-DID Revenues		2,845	3,110	3,193	4,221	6,278	6,132	6,171	6,674	8,091	7,845
Total Revenues		$60,280	$61,311	$62,778	$71,025	$83,710	$85,676	$86,026	$85,072	$86,652	$89,465
Subscriber Revenues/Total Revenues		98.8%	98.8%	98.9%	99.0%	99.4%	99.6%	99.5%	98.9%	97.9%	98.4%
DID - Based/Total Revenues		95.3%	94.9%	94.9%	94.1%	92.5%	92.8%	92.8%	92.2%	90.7%	91.2%
% Fixed Subscriber Revenues		82.1%	81.7%	81.0%	80.9%	81.5%	81.2%	82.2%	82.6%	82.8%	82.0%
% Variable Subscriber Revenues		17.9%	18.3%	19.0%	19.1%	18.5%	18.8%	17.8%	17.4%	17.2%	18.0%
Paid DIDs [2]		1,314,857	1,334,555	1,410,973	1,905,137	1,929,540	1,960,698	1,993,556	2,002,892	2,025,199	2,057,994
Average Monthly Revenue/DID [3]		$14.40	$14.37	$14.21	$13.22	$13.30	$13.49	$13.27	$12.91	$12.85	$13.19
Cancel Rate [4]		2.8%	2.6%	2.6%	2.7%	2.6%	2.4%	2.5%	2.6%	2.4%	2.3%
Cash & Investment	(millions)	$264.4	$264.9	$272.3	$87.0	$126.7	$171.7	$193.8	$220.9	$193.3	$206.8
Free Cash Flow [5]	(millions)	$34.2	$26.4	$26.7	$21.6	$38.2	$42.0	$37.2	$40.1	$38.1	$45.6

[1] In Q1 2011, the Company made a change in the estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.
[2] Paid DIDs reflect reserves for anticipated product migration and/or price increase and a non-recurring adjustment for data clean up.
[3] Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter.
[4] Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within the same calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.
[5] Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation.
In addition, the amount shown for Q2 2010 excludes the impact of a $14.2 million settlement payment to the IRS during the quarter which settled all transfer pricing issues for tax years 2004 through 2008 and was fully accrued for in prior periods.
See slide 17 for computation of free cash flow.

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12
Net cash provided by operating activities	$34.688	$12.317	$27.147	$22.233	$38.153	$42.398	$28.682	$41.515	$38.942	$46.382
Less: Purchases of property and equipment	($0.086)	($0.495)	($0.692)	($0.569)	($0.625)	($1.860)	($2.590)	($1.769)	($1.159)	($1.631)
Add: Excess tax (deficiency) benefit from share-based compensation	($0.406)	$0.374	$0.196	($0.102)	$0.679	$1.443	$11.124	$0.315	$0.286	$0.821
Add: IRS settlement		$14.223								
Free cash flows	$34.196	$26.419	$26.651	$21.562	$38.207	$41.981	$37.216	$40.061	$38.069	$45.572

EBITDA (1)	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11	Q3'11	Q4'11	Q1'12	Q2'12
GAAP Net Income (Loss)	$17.636	$18.711	$19.834	$26.867	$30.935	$28.515	$25.498	$29.819	$28.539	$31.188
Income Taxes	$7.015	$8.249	$7.896	$4.429	($8.195)	$9.729	$11.236	$9.579	$8.352	$9.648
Interest Expense	$0.020	$0.019	$0.037	$0.028	$0.031	$0.035	$0.041	$0.041	$0.041	$0.048
Depreciation and Amortization	$3.969	$3.929	$3.074	$3.538	$5.107	$4.972	$4.816	$4.862	$4.906	$5.274
Share-Based compensation	$2.941	$3.049	$2.777	$2.170	$2.205	$2.231	$2.248	$2.309	$2.293	$2.155
Severance	$0.000	$0.000	$0.000	$0.000	$2.225	$0.136	$0.096	($0.522)	$0.150	$0.000
F/X Gains	$0.308	($0.441)	$0.025	($0.103)	$0.347	($0.198)	($0.098)	($0.010)	$1.028	($0.386)
EBITDA	**$31.889**	**$33.516**	**$33.643**	**$36.929**	**$32.654**	**$45.419**	**$43.838**	**$46.078**	**$45.309**	**$47.927**

(1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization, excluding share-based compensation expense. Free cash flow is defined as net cash from operating activities; less purchases of property, plant and equipment; plus excess tax benefit (deficiency) from share-based compensation. These financial measures not in accordance with, or an alternative to, GAAP financial measures; may be different from non-GAAP measures used by others; are not based on any comprehensive set of accounting rules or principles; & have limitations as they do not reflect all amounts associated with the company's GAAP results. We disclose these non-GAAP financial measures as we believe they are useful metrics by which to compare the performance of our business from period-to-period. We understand that measures similar to free cash flow and EBITDA are broadly used by analysts, rating agencies and investors in assessing our performance. Accordingly, we believe that these measures provide useful information to investors.

GAAP Reconciliation Non-GAAP Earnings and EPS

j2 GLOBAL, INC.
THREE MONTHS ENDED JUNE 30, 2012 AND 2011
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED JUNE 30, 2012				THREE MONTHS ENDED JUNE 30, 2011			
	GAAP	(1) Share-based Compensation	(3) Gain on Sale of Investment	Non-GAAP	GAAP	(1) Share-based Compensation	(2) Acquisition and Exit Costs	Non-GAAP
Cost of revenues	16,187	(192)	—	15,995	15,158	(246)	(18)	14,894
Operating expenses:								
Sales and marketing	13,860	(352)	—	13,508	14,345	(351)	(24)	13,970
Research, development and engineering	4,617	(117)	—	4,500	3,837	(110)	(28)	3,699
General and administrative	14,774	(1,500)	—	13,274	14,392	(1,545)	(589)	12,258
Interest and other income (expense)	809	—	(180)	629	299	—	—	299
Income tax provision [4]	$ 9,648	710	(43)	$ 10,315	$ 9,729	695	167	10,591
Net earnings	$ 31,188	1,451	(137)	$ 32,502	$ 28,514	1,557	492	$ 30,563
Net earnings per share*:								
Basic	$ 0.68	0.03	0.00	$ 0.71	$ 0.63	0.03	0.01	$ 0.67
Diluted	$ 0.67	0.03	0.00	$ 0.70	$ 0.61	0.03	0.01	$ 0.65

[4] Non-GAAP net earnings are GAAP net earnings with the following modifications: (1) elimination of share-based compensation expense and the associated payroll taxes; (2) elimination of certain acquisition and related exist costs; (3) elimination of gain on sale of certain investment and (4) elimination of income tax expense associated with share-based compensation and associated payroll taxes, certain acquisition and related exist costs and gain on sale of certain investment. Non-GAAP earnings and non-GAAP earnings per share are not in accordance with, or an alternative to, earnings or earnings per share, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and have limitations as they do not reflect all amounts associated with the company's GAAP results of operations. We disclose non-GAAP earnings and non-GAAP earnings per share as supplemental non-GAAP financial measures to enhance the public's, analysts', investors' and our own understanding of, and highlight trends in, our earnings and earnings per share excluding the impact of share-based compensation and related taxes and items, if any, that we believe are not representative of our core operations.

j2 Global®

Cloud Services for Business

j2 eFax® eVoice® FuseMail® campaigner™ KeepItSafe® onebox®